Exhibit 99.5


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Wyeth (the "Company") on Form 10-K/A for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission on December 23, 2002 (the "Report"), I, Kenneth J. Martin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  December 23, 2002                By /s/  Kenneth J. Martin
                                            ---------------------------
                                                 Kenneth J. Martin
                                              Executive Vice President
                                            and Chief Financial Officer